Note 14 - Trade and Other Payables, and Other Current Liabilities	12 Months Ended
Dec. 31, 2025
Trade and other payables [abstract]
Trade and Other Payables, and Other Current Liabilities

Note 14 — Trade and Other Payables, and Other Current Liabilities

Accounting Policies

Trade payables represent obligations to pay for goods or services that have been received and invoiced or otherwise agreed with suppliers. Trade and other payables and other financial liabilities are derecognized when the obligation is settled, canceled or expires. Liabilities settled in cash through electronic payment systems are derecognized on the settlement date.

Provisions are recognized when Opera has a present legal or constructive obligation as a result of a past event, and outflow of resources is probable, and the amount can be reliably estimated. Provisions are measured at the present value of the best estimate of the expenditure required to settle the obligation at the reporting date, discounted using a pre-tax rate reflecting current market assessments of the time value of money and risks specific to the liability.

Disaggregation of Trade and other Payables, and Other Current Liabilities

The table below presents the items of trade and other payables (in thousands):

	As of December 31,
	2024	2025
Trade payables due to third-party suppliers	$72,694	$85,574
Trade and other payables due to related parties (Note 17)	—	120
Value added tax	538	1,196
Payroll tax	2,052	2,630
Total trade and other payables	$75,285	$89,520

The following table shows the items of other current liabilities (in thousands):

	As of December 31,
	2024	2025
Accrued personnel expenses	$13,039	$13,514
Other current liabilities	182	759
Total other current liabilities	$13,222	$14,273